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                                                                   EXHIBIT 10.9

                             GENERAL WARRANTY DEED


THE STATE OF TEXAS         )
                           )  KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS           )

         THAT, ALLIED MORTGAGE CORPORATION, a Texas corporation (hereinafter referred to as "Grantor", whether one or more), for the sum of TEN AND NO/100 DOLLARS ($10.00) and valuable consideration to the Grantor in hand paid by ALLIED MORTGAGE CAPITAL CORPORATION, a Texas corporation whose address is P.O. Box 691488, Houston, Texas 77269-1488 (hereinafter referred to as "Grantee", whether one or more) the receipt of which is hereby acknowledged and confessed, has GRANTED, BARGAINED, SOLD AND CONVEYED, and by these presents does GRANT, SELL, and CONVEY, subject to all the matters set forth hereunder, unto the said Grantee all that certain real property in Harris County, Texas as follows:

                  BEING 1.7221 ACRE TRACT OUT OF UNRESTRICTED RESERVE "G" OF FOREST WEST, SECTION TWO (2), AN ADDITION IN HARRIS COUNTY, TEXAS, ACCORDING TO THE PLAT RECORDED IN VOLUME 130, PAGE 11 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS ATTACHED AS EXHIBIT "A" HERETO AND MADE A PART HEREOF.

         This conveyance is made and accepted subject to: Volume 130, Page 11 of the Map Records of Harris County, Texas, recorded under Clerk's File Number(s) C180858 in the Official Records of Harris County, Texas; Easements and building set back lines as shown on the recorded Plat; Mineral interest reserved in instrument recorded in Volume 1843, Page 114 of the Deed Records of Harris County, Texas, Annual Maintenance Charge and Special Assessments as set forth in instrument recorded under Clerk's File Number C180858; Terms, conditions and provisions of Ordinance 85-1878, certified copy of which is filed for record under Harris County Clerk's File Number M337573; Standby fees, taxes and assessments by any taxing authority for the year 1999 and subsequent years.

         TO HAVE AND TO HOLD the above described property and premises together with, all and singular, the right and appurtenances thereto in anywise belonging unto the said Grantee, Grantee's heirs, executors, administrators, successors and assigns forever, and Grantor does hereby bind Grantor, and Grantor's heirs, executors, administrator, successors and assigns, to WARRANT AND FOREVER
DEFEND, all and singular, the said property and premises unto the said Grantee, Grantee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof.
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       Grantor has paid all taxes for prior years and ad valorem taxes for the current year have been prorated and the same have been assumed by Grantee.

       EXECUTED on this 25th day of August, 1999, effective for all purposes as of June 30, 1999.


                                    ALLIED MORTGAGE CORPORATION


                                    By: /s/ JIM C. HODGE
                                       --------------------------------
                                    Name:  Jim C. Hodge
                                    Title: President


THE STATE OF TEXAS       )
COUNTY OF HARRIS         )

This instrument was acknowledged before me on this 25th day of August, 1999, by Jim C. Hodge, as President of Allied Mortgage Corporation, a Texas corporation, on behalf of said corporation, and for the purposes and consideration therein expressed.


[STAMP]                              /s/ MARIA V. GUERRA
                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

                                     My Commission expires: 12-22-2001


AFTER RECORDING PLEASE RETURN TO:
Paul Stanford
c/o Allied Mortgage Capital Corporation
P.O. Box 691488
Houston, Texas 77269-1488


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